UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-04980

TCW Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA	90017

(Address of principal executive offices)	(Zip code)

Patrick W. Dennis, Esq. Assistant Secretary 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(213) 244-0000

Date of fiscal year end:	December 31, 2014

Date of reporting period:	September 30, 2014

Item 1.	Schedule of Investments. – The Schedule of Investments is filed herewith.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–SEPTEMBER 30, 2014 (UNAUDITED)

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (26.3% of Net Assets)

$1,130,000	321 Henderson Receivables LLC, (13-3A-B), (144A), 5.54%, due 01/15/75(1)	$1,237,823
575,000	321 Henderson Receivables LLC, (14-2A-B), (144A), 4.48%, due 01/15/75(1)	576,153
949,583	AABS, Ltd., (13-1-B), 6.875%, due 01/10/38(2)	966,173
1,150,000	AMUR Finance I LLC, (2013-1), 10%, due 01/25/22	1,149,995
1,143,119	AMUR Finance I LLC, (2013-2), 10%, due 03/20/24	1,143,053
667,168	AMUR Finance I LLC, (2014-1), 11%, due 11/21/17	667,164
500,000	ARES XXVI CLO, Ltd., (13-1A-C), (144A), 2.984%, due 04/15/25(1)(2)	483,067
268,349	Axis Equipment Finance Receivables LLC, (12-1I-E1), 6.25%, due 04/20/16	269,390
425,000	Axis Equipment Finance Receivables LLC, (12-1I-E2), 7%, due 03/20/17	427,104
1,200,000	Babson CLO, Ltd., (13-IA-A), (144A), 1.334%, due 04/20/25(1)(2)	1,183,676
1,150,000	Babson CLO, Ltd., (14-IA-A1), (144A), 1.72%, due 07/20/25(1)(2)	1,151,040
1,236,048	Bayview Commercial Asset Trust, (03-2-A), (144A), 1.025%, due 12/25/33(1)(2)	1,174,500
1,011,266	Bayview Commercial Asset Trust, (04-1-A), (144A), 0.515%, due 04/25/34(1)(2)	954,989
945,981	Bayview Commercial Asset Trust, (04-2-A), (144A), 0.585%, due 08/25/34(1)(2)	911,301
449,879	Bayview Commercial Asset Trust, (04-3-A1), (144A), 0.525%, due 01/25/35(1)(2)	418,393
1,528,388	Bayview Commercial Asset Trust, (05-2A-A1), (144A), 0.465%, due 08/25/35(1)(2)	1,396,074
1,655,441	Bayview Commercial Asset Trust, (05-4A-A1), (144A), 0.455%, due 01/25/36(1)(2)	1,511,813
1,294,974	Bayview Commercial Asset Trust, (06-4A-A1), (144A), 0.385%, due 12/25/36(1)(2)	1,180,218
1,000,000	Bayview Commercial Asset Trust, (06-SP1-M1), (144A), 0.605%, due 04/25/36(1)(2)	915,841
974,512	Bayview Commercial Asset Trust, (07-2A-A1), (144A), 0.425%, due 07/25/37(1)(2)	858,668
625,940	Bayview Commercial Asset Trust, (07-3-A1), (144A), 0.395%, due 07/25/37(1)(2)	560,039
690,000	Bayview Commercial Asset Trust, (08-4-A3), (144A), 2.905%, due 07/25/38(1)(2)	677,319
600,000	Blue Hill CLO, Ltd., (13-1A-C1), (144A), 3.234%, due 01/15/26(1)(2)	591,400
1,100,000	BlueMountain CLO, Ltd., (13-1A-A1), (144A), 1.434%, due 05/15/25(1)(2)	1,090,850
2,200,000	Brazos Higher Education Authority, Inc., (10-1-A2), 1.438%, due 02/25/35(2)	2,268,264
1,100,000	Cent CLO 19 LP, (13-19A-A1A), (144A), 1.564%, due 10/29/25(1)(2)	1,094,398
1,233,889	CIT Education Loan Trust, (07-1-A), (144A), 0.324%, due 03/25/42(1)(2)	1,180,510
320,000	Cronos Containers Program, Ltd., (12-2A-A), (144A), 3.81%, due 09/18/27(1)	320,326
1,150,000	Dryden XXVI Senior Loan Fund, (13-26A-A), (144A), 1.334%, due 07/15/25(1)(2)	1,134,510
500,000	Dryden XXVIII Senior Loan Fund, (13-28A-A3L), (144A), 2.934%, due 08/15/25(1)(2)	487,675
1,260,000	Education Loan Asset-Backed Trust I, (13-1-A2), (144A), 0.955%, due 04/26/32(1)(2)	1,261,418
675,000	EFS Volunteer LLC, (10-1-A2), (144A), 1.084%, due 10/25/35(1)(2)	673,749
1,500,000	EFS Volunteer No 2 LLC, (12-1-A2), (144A), 1.505%, due 03/25/36(1)(2)	1,547,015
2,702,187	GCO Education Loan Funding Trust, (06-2AR-A1RN), (144A), 0.805%, due 08/27/46(1)(2)	2,635,544
496,094	GE Business Loan Trust, (03-2A-A), (144A), 0.524%, due 11/15/31(1)(2)	476,498
236,473	GE Business Loan Trust, (04-1-A), (144A), 0.444%, due 05/15/32(1)(2)	232,548
308,666	GE Business Loan Trust, (04-2A-A), (144A), 0.374%, due 12/15/32(1)(2)	301,133
659,330	GE Business Loan Trust, (05-1A-A3), (144A), 0.404%, due 06/15/33(1)(2)	640,342
640,795	GE Business Loan Trust, (05-2A-A), (144A), 0.394%, due 11/15/33(1)(2)	622,296
653,917	Global SC Finance SRL, (14-1A-A2), (144A) 3.09%, due 07/17/29(1)	647,068
431,269	Goal Capital Funding Trust, (06-1-B), 0.685%, due 08/25/42(2)	397,902
1,175,000	GoldenTree Loan Opportunities VII, Ltd., (13-7A-A), (144A), 1.384%, due 04/25/25(1)(2)	1,161,448
1,200,000	GoldenTree Loan Opportunities VIII, Ltd., (14-8A-A), (144A), 1.679%, due 04/19/26(1)(2)	1,199,236
558,930	Higher Education Funding I, (14-1-A), (144A), 1.288%, due 05/25/34(1)(2)	555,077
1,200,000	ING Investment Management CLO, Ltd., (13-2A-A1), (144A), 1.384%, due 04/25/25(1)(2)	1,185,709

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–SEPTEMBER 30, 2014 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (Continued)

$270,000	ING Investment Management CLO, Ltd., (14-1A-A1), (144A), 1.769%, due 04/18/26(1)(2)	$270,000
1,016,600	KKR Financial CLO, Ltd., (05-1A-B), (144A), 0.685%, due 04/26/17(1)(2)	1,012,214
542,250	Leaf II Receivables Funding LLC, (13-1-E2), (144A), 6%, due 09/15/21(1)	515,291
1,109,092	MAPS CLO Fund II, Ltd., (07-2A-A1), (144A), 0.474%, due 07/20/22(1)(2)	1,095,488
950,000	National Collegiate Master Student Loan Trust I, (02-2-AR10), (144A), 3.656%, due 11/01/42(1)(2)	949,902
826,019	National Collegiate Student Loan Trust, (06-3-A3), 0.305%, due 10/25/27(2)	815,719
325,000	National Collegiate Student Loan Trust, (07-4-A2A3), 3.652%, due 12/26/25(2)	324,584
575,000	Nelnet Student Loan Trust, (14-4A-A2), (144A), 1.105%, due 11/25/43(1)(2)	577,391
1,200,000	Nomad CLO, Ltd., (13-1A-A1), (144A), 1.434%, due 01/15/25(1)(2)	1,189,841
2,200,000	North Carolina State Education Assistance Authority, (11-1-A3), 1.134%, due 10/25/41(2)(3)	2,235,486
570,000	Octagon Investment Partners XVIII, Ltd., (13-1A-B), (144A), 2.981%, due 12/16/24(1)(2)	552,690
871,909	Peachtree Finance Co. LLC, (2005-B-A), (144A), 4.71%, due 04/15/48(1)	902,374
1,000,000	Scholar Funding Trust, (12-B-A2), (144A), 1.252%, due 03/28/46(1)(2)	1,024,909
609,180	SLC Student Loan Trust, (04-1-B), 0.524%, due 08/15/31(2)	560,452
502,366	SLC Student Loan Trust, (05-2-B), 0.514%, due 03/15/40(2)	453,709
711,234	SLC Student Loan Trust, (06-1-B), 0.444%, due 03/15/39(2)	636,149
1,000,000	SLC Student Loan Trust, (06-2-A5), 0.334%, due 09/15/26(2)(3)	983,917
2,600,000	SLM Private Credit Student Loan Trust, (04-A-A3), 0.634%, due 06/15/33(2)(3)	2,516,968
2,500,000	SLM Private Credit Student Loan Trust, (04-B-A3), 0.564%, due 03/15/24(2)(3)	2,387,219
2,300,000	SLM Student Loan Trust, (03-11-A6), (144A), 0.984%, due 12/15/25(1)(2)	2,300,854
620,526	SLM Student Loan Trust, (04-2-B), 0.704%, due 07/25/39(2)	579,921
646,385	SLM Student Loan Trust, (05-4-B), 0.414%, due 07/25/40(2)	582,028
701,728	SLM Student Loan Trust, (05-9-B), 0.534%, due 01/25/41(2)	644,986
1,400,000	SLM Student Loan Trust, (06-2-A6), 0.404%, due 01/25/41(2)(3)	1,300,632
1,400,000	SLM Student Loan Trust, (06-8-A6), 0.394%, due 01/25/41(2)	1,276,950
213,673	SLM Student Loan Trust, (07-6-B), 1.084%, due 04/27/43(2)	195,591
150,000	SLM Student Loan Trust, (07-7-B), 0.984%, due 10/25/28(2)	136,687
133,331	SLM Student Loan Trust, (07-8-B), 1.234%, due 04/27/43(2)	125,097
225,000	SLM Student Loan Trust, (08-2-B), 1.434%, due 01/25/29(2)	206,608
225,000	SLM Student Loan Trust, (08-3-B), 1.434%, due 04/25/29(2)	208,265
225,000	SLM Student Loan Trust, (08-4-B), 2.084%, due 04/25/29(2)	226,998
225,000	SLM Student Loan Trust, (08-5-B), 2.084%, due 07/25/29(2)	231,816
225,000	SLM Student Loan Trust, (08-6-B), 2.084%, due 07/25/29(2)	227,033
225,000	SLM Student Loan Trust, (08-7-B), 2.084%, due 07/25/29(2)	226,722
225,000	SLM Student Loan Trust, (08-8-B), 2.484%, due 10/25/29(2)	236,678
225,000	SLM Student Loan Trust, (08-9-B), 2.484%, due 10/25/29(2)(3)	237,782
675,000	Sound Point CLO, Ltd., (12-1A-C), (144A), 3.534%, due 10/20/23(1)(2)	674,992
874,424	Structured Receivables Finance LLC, (10-A-B), (144A), 7.614%, due 01/16/46(1)	1,042,455
500,000	Structured Receivables Finance LLC, (10-B-B), (144A), 7.97%, due 08/15/36(1)	621,063
1,500,000	Student Loan Consolidation Center, (02-2-B2), (144A), 0.036%, due 07/01/42(1)(2)	1,159,760
700,000	Symphony CLO, Ltd., (12-9A-C), (144A), 3.483%, due 04/16/22(1)(2)	700,041
221,667	TAL Advantage I LLC, (06-1A-NOTE), (144A), 0.346%, due 04/20/21(1)(2)	219,754
53,386	Triton Container Finance LLC, (07-1A-NOTE), (144A), 0.29%, due 02/26/19(1)(2)	53,278
578,930	Vermont Student Assistance Corp., (12-1-A), 0.856%, due 07/28/34(2)(3)	578,649

	Total Asset-Backed Securities (Cost: $77,071,738)	74,517,652

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–SEPTEMBER 30, 2014 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Collateralized Mortgage Obligations (52.0%)

	Commercial Mortgage-Backed Securities—Agency (0.2%)
$6,398,338	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KP01-X), 3.27%, due 01/25/19(I/O)(2)	$682,872

	Commercial Mortgage-Backed Securities—Non-Agency (0.8%)
1,972,403	DBRR Trust, (11-LC2-AC4), (144A), 4.537%, due 07/12/44(1)(2)	2,108,798

	Residential Mortgage-Backed Securities—Agency (2.5%)
313,187	Federal Home Loan Mortgage Corp., (1673-SD), 14.198%, due 02/15/24(I/F) (PAC)(2)	402,952
676,262	Federal Home Loan Mortgage Corp., (1760-ZD), 1.91%, due 02/15/24(2)	685,008
235,424	Federal Home Loan Mortgage Corp., (2990-JK), 21.39%, due 03/15/35(I/F)(2)(3)	322,130
5,612,174	Federal Home Loan Mortgage Corp., (3122-SG), 5.476%, due 03/15/36(I/O) (I/F) (TAC) (PAC)(2)(3)	810,537
2,049,302	Federal Home Loan Mortgage Corp., (3239-SI), 6.496%, due 11/15/36(I/O) (I/F) (PAC)(2)(3)	331,111
1,247,285	Federal Home Loan Mortgage Corp., (3323-SA), 5.956%, due 05/15/37(I/O) (I/F)(2)(3)	157,686
847,397	Federal Home Loan Mortgage Corp., (3459-JS), 6.096%, due 06/15/38(I/O) (I/F)(2)(3)	97,343
3,868,634	Federal Home Loan Mortgage Corp., (4030-HS), 6.456%, due 04/15/42(I/O) (I/F)(2)(3)	666,621
5,735,345	Federal National Mortgage Association, (04-53-QV), 1.59%, due 02/25/34(I/O) (I/F)(2)(3)	225,659
702,113	Federal National Mortgage Association, (07-42-SE), 5.956%, due 05/25/37(I/O) (I/F)(2)(3)	98,439
5,217,103	Federal National Mortgage Association, (07-48-SD), 5.946%, due 05/25/37(I/O) (I/F)(2)(3)	667,527
1,013,395	Federal National Mortgage Association, (09-69-CS), 6.596%, due 09/25/39(I/O) (I/F)(2)(3)	138,004
5,435,741	Government National Mortgage Association, (06-35-SA), 6.447%, due 07/20/36(I/O) (I/F)(2)(3)	901,444
9,618,423	Government National Mortgage Association, (06-61-SA), 4.597%, due 11/20/36(I/O) (I/F) (TAC)(2)(3)	907,868
5,719,349	Government National Mortgage Association, (08-58-TS), 6.247%, due 05/20/38(I/O) (I/F) (TAC)(2)(3)	749,209

	Total Residential Mortgage-Backed Securities—Agency	7,161,538

	Residential Mortgage-Backed Securities—Non-Agency (48.5%)
1,730,638	ACE Securities Corp., (06-ASP3-A2C), 0.305%, due 06/25/36(2)	1,389,834
1,898,753	ACE Securities Corp., (07-ASP1-A2C), 0.415%, due 03/25/37(2)	1,123,183
1,857,164	Adjustable Rate Mortgage Trust, (05-4-6A22), 2.748%, due 08/25/35(2)	741,477
1,072,511	Adjustable Rate Mortgage Trust, (06-1-2A1), 3.02%, due 03/25/36(2)(4)	802,419
1,814,169	Asset-Backed Funding Certificates, (05-HE2-M2), 0.905%, due 06/25/35(2)	1,776,049
1,500,000	Asset-Backed Securities Corp. Home Equity, (06-HE1-A4), 0.455%, due 01/25/36(2)	1,349,908
3,000,000	Asset-Backed Securities Corp. Home Equity, (06-HE3-A5), 0.425%, due 03/25/36(2)	2,308,947
3,100,000	Asset-Backed Securities Corp. Home Equity, (07-HE1-A4), 0.295%, due 12/25/36(2)	2,497,341
1,153,471	Banc of America Alternative Loan Trust, (05-10-1CB1), 0.555%, due 11/25/35(2)	892,165
1,341,237	Banc of America Funding Trust, (06-3-4A14), 6%, due 03/25/36	1,348,332
901,240	Banc of America Funding Trust, (06-3-5A3), 5.5%, due 03/25/36(4)	868,406
695,489	BCAP LLC Trust, (09-RR4-1A1), (144A), 9.5%, due 06/26/37(1)	725,866
752,865	BCAP LLC Trust, (10-RR11-3A2), (144A), 2.766%, due 06/27/36(1)(2)	755,465
1,061,233	BCAP LLC Trust, (11-RR3-1A5), (144A), 2.714%, due 05/27/37(1)(2)	1,059,045
1,675,947	BCAP LLC Trust, (11-RR3-5A3), (144A), 5.094%, due 11/27/37(1)(2)	1,622,211
815,481	BCAP LLC Trust, (11-RR4-1A3), (144A), 2.848%, due 03/26/36(1)(2)	795,241
877,175	BCAP LLC Trust, (11-RR5-1A3), (144A), 1.418%, due 03/26/37(1)(2)	863,120
580,363	BCAP LLC Trust, (11-RR5-2A3), (144A), 2.708%, due 06/26/37(1)(2)	582,618
1,364,562	Bear Stearns Adjustable Rate Mortgage Trust, (07-4-22A1), 4.986%, due 06/25/47(2)(4)	1,241,318

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–SEPTEMBER 30, 2014 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Collateralized Mortgage Obligations (Continued)

	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$935,881	Bear Stearns Asset-Backed Securities Trust, (05-AC6-1A3), 5.5%, due 09/25/35(2)	$964,656
840,768	Bear Stearns Asset-Backed Securities Trust, (06-IM1-A1), 0.385%, due 04/25/36(2)(4)	764,502
455,990	Centex Home Equity Loan Trust, (05-A-AF5), 5.28%, due 01/25/35	471,907
3,100,000	Centex Home Equity Loan Trust, (06-A-AV4), 0.405%, due 06/25/36(2)	2,868,545
3,124,218	Citigroup Mortgage Loan Trust, Inc., (05-8-1A1A), 2.514%, due 10/25/35(2)	2,683,965
2,039,220	CitiMortgage Alternative Loan Trust, (06-A3-1A7), 6%, due 07/25/36(4)	1,832,062
1,198,076	CitiMortgage Alternative Loan Trust, (06-A5-1A8), 6%, due 10/25/36(4)	1,071,871
458,938	Conseco Finance Securitizations Corp., (01-4-A4), 7.36%, due 08/01/32	511,291
1,200,000	Countryplace Manufactured Housing Contract Trust, (07-1-A4), (144A), 5.846%, due 07/15/37(1)(2)	1,208,602
1,447,270	Countrywide Asset-Backed Certificates, (07-13-2A1), 1.055%, due 10/25/47(2)	1,274,854
1,685,300	Countrywide Home Loans, (04-HYB4-B1), 2.461%, due 09/20/34(2)(4)	52,834
59,883,821	Countrywide Home Loans, (06-14-X), 0.29%, due 09/25/36(I/O)(2)(5)	607,162
2,551,937	Countrywide Home Loans, (06-HYB2-1A1), 2.47%, due 04/20/36(2)(4)	1,812,008
656,983	Credit Suisse First Boston Mortgage Securities Corp., (04-AR5-11A2), 0.895%, due 06/25/34(2)	645,236
2,175,465	Credit Suisse First Boston Mortgage Securities Corp., (05-12-1A1), 6.5%, due 01/25/36(4)	1,745,571
1,342,928	Credit Suisse Mortgage Capital Certificates, (06-6-1A8), 6%, due 07/25/36(4)	1,068,755
1,049,310	Credit-Based Asset Servicing and Securitization LLC, (03-CB3-AF1), 3.379%, due 12/25/32	1,025,825
1,931,619	Credit-Based Asset Servicing and Securitization LLC, (06-CB1-AF2), 5.236%, due 01/25/36	1,417,423
3,263,262	Credit-Based Asset Servicing and Securitization LLC, (06-CB2-AF2), 5.501%, due 12/25/36	2,269,039
1,170,970	Credit-Based Asset Servicing and Securitization LLC, (07-CB2-A2B), 5.505%, due 02/25/37	872,307
1,889,085	Credit-Based Asset Servicing and Securitization LLC, (07-CB3-A3), 5.731%, due 03/25/37	1,169,117
3,713,625	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AB2-A2), 6.16%, due 06/25/36(2)(4)	3,189,312
1,536,706	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AR6-A6), 0.345%, due 02/25/37(2)(4)	1,150,841
1,195,000	Deutsche Mortgage Securities, Inc. REMIC Trust, (10-RS2-A3), (144A), 3.849%, due 06/28/47(1)(2)	1,207,271
412,343	DSLA Mortgage Loan Trust, (06-AR2-2A1A), 0.462%, due 10/19/36(2)	342,513
1,593,397	First Franklin Mortgage Loan Asset-Backed Certificates, (06-FF13-A2C), 0.315%, due 10/25/36(2)	1,277,761
2,109,709	First Franklin Mortgage Loan Asset-Backed Certificates, (06-FF18-A2D), 0.365%, due 12/25/37(2)	1,411,689
1,270,849	First Horizon Alternative Mortgage Securities Trust, (05-AA10-2A1), 2.261%, due 12/25/35(2)(4)	1,092,660
1,271,278	Green Tree, (08-MH1-A2), (144A), 8.97%, due 04/25/38(1)(2)	1,368,268
540,307	Green Tree, (08-MH1-A3), (144A), 8.97%, due 04/25/38(1)(2)	577,412
616,027	Green Tree Financial Corp., (96-6-M1), 7.95%, due 09/15/27	685,767
860,725	Green Tree Financial Corp., (96-7-M1), 7.7%, due 09/15/26(2)	926,421
566,012	Green Tree Financial Corp., (97-3-A5), 7.14%, due 03/15/28	604,602
234,647	Green Tree Financial Corp., (97-3-A7), 7.64%, due 03/15/28(2)	252,266
588,117	Green Tree Financial Corp., (98-3-A6), 6.76%, due 03/01/30(2)	625,260
671,384	Green Tree Financial Corp., (98-4-A5), 6.18%, due 04/01/30	694,149
574,118	Green Tree Financial Corp., (98-4-A6), 6.53%, due 04/01/30(2)	600,194
607,923	Green Tree Financial Corp., (98-4-A7), 6.87%, due 04/01/30(2)	647,248
351,976	Greenpoint Manufactured Housing, (99-5-A5), 7.82%, due 12/15/29(2)	359,595
93,129	Greenpoint Mortgage Funding Trust, (05-HE4-1A1), 0.595%, due 07/25/30(2)	92,298
2,235,031	GSAA Home Equity Trust, (06-13-AF6), 6.04%, due 07/25/36	1,490,560
1,544,599	GSAMP Trust, (06-FM3-A2C), 0.355%, due 11/25/36(2)	955,313
964,345	GSC Capital Corp. Mortgage Trust, (06-2-A1), 0.335%, due 05/25/36(2)(4)	752,935
884,708	GSR Mortgage Loan Trust, (05-AR3-6A1), 2.601%, due 05/25/35(2)	832,403
966,048	HSI Asset Loan Obligation Trust, (07-2-2A12), 6%, due 09/25/37	924,220

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–SEPTEMBER 30, 2014 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Collateralized Mortgage Obligations (Continued)

	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$1,000,000	HSI Asset Securitization Corp. Trust, (06-OPT2-2A4), 0.445%, due 01/25/36(2)	$954,840
1,059,223	Indymac INDX Mortgage Loan Trust, (04-AR6-5A1), 2.518%, due 10/25/34(2)	1,001,919
1,455,730	Indymac INDX Mortgage Loan Trust, (05-AR19-A1), 4.723%, due 10/25/35(2)(4)	1,265,486
2,981,085	Indymac INDX Mortgage Loan Trust, (06-AR13-A4X), 4.015%, due 07/25/36(I/O)(2)(5)	99,828
2,164,410	Indymac INDX Mortgage Loan Trust, (07-AR5-2A1), 2.657%, due 05/25/37(2)(4)	1,641,852
2,051,990	Indymac INDX Mortgage Loan Trust, (07-FLX2-A1C), 0.345%, due 04/25/37(2)	1,519,121
364,299	Indymac Manufactured Housing Contract, (98-2-A4), 6.64%, due 08/25/29(2)	363,541
1,064,404	JPMorgan Alternative Loan Trust, (06-A2-5A1), 4.937%, due 05/25/36(2)(4)	844,550
526,777	JPMorgan Mortgage Trust, (07-S2-1A1), 5%, due 06/25/37(4)	431,817
475,904	Lehman ABS Manufactured Housing Contract Trust, (01-B-A6), 6.467%, due 04/15/40(2)	524,737
1,914,839	Lehman XS Trust, (06-10N-1A3A), 0.365%, due 07/25/46(2)(4)	1,566,750
2,753,918	Lehman XS Trust, (06-12N-A31A), 0.355%, due 08/25/46(2)(4)	2,132,887
1,700,000	Long Beach Mortgage Loan Trust, (04-4-M1), 1.055%, due 10/25/34(2)	1,620,576
1,823,200	MASTR Alternative Loans Trust, (07-HF1-4A1), 7%, due 10/25/47(4)	1,373,922
2,000,000	MASTR Asset-Backed Securities Trust, (07-HE1-A4), 0.435%, due 05/25/37(2)	1,323,440
1,136,997	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2B), 0.285%, due 06/25/37(2)	772,028
2,321,722	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2C), 0.335%, due 06/25/37(2)	1,561,121
943,356	Merrill Lynch Mortgage-Backed Securities Trust, (07-2-1A1), 2.514%, due 08/25/36(2)(4)	876,651
611,206	Mid-State Trust, (04-1-B), 8.9%, due 08/15/37	734,592
611,206	Mid-State Trust, (04-1-M1), 6.497%, due 08/15/37	666,987
272,632	Mid-State Trust, (6-A1), 7.34%, due 07/01/35	294,382
427,658	Mid-State Trust, (6-A3), 7.54%, due 07/01/35	459,204
1,158,141	Morgan Stanley ABS Capital I, Inc. Trust, (03-NC6-M1), 1.355%, due 06/25/33(2)	1,130,391
168,339	Morgan Stanley ABS Capital I, Inc. Trust, (05-HE3-M2), 0.935%, due 07/25/35(2)	164,984
1,500,000	Morgan Stanley ABS Capital I, Inc. Trust, (05-HE3-M3), 0.95%, due 07/25/35(2)	1,452,614
1,558,023	Morgan Stanley ABS Capital I, Inc. Trust, (07-15AR-4A1), 4.569%, due 11/25/37(2)	1,173,681
1,588,000	Morgan Stanley Home Equity Loan Trust, (06-2-A4), 0.435%, due 02/25/36(2)	1,434,593
1,211,857	MortgageIT Trust, (05-5-A1), 0.415%, due 12/25/35(2)	1,134,504
3,000,000	Nationstar Home Equity Loan Trust, (07-B-2AV3), 0.405%, due 04/25/37(2)	2,366,055
1,046,447	New Century Home Equity Loan Trust, (05-3-M1), 0.635%, due 07/25/35(2)	1,042,980
1,971,278	Nomura Asset Acceptance Corp., (06-AR1-1A), 3.682%, due 02/25/36(2)(4)	1,484,650
483,907	Oakwood Mortgage Investors, Inc., (01-D-A3), 5.9%, due 09/15/22(2)	423,782
791,300	Oakwood Mortgage Investors, Inc., (01-D-A4), 6.93%, due 09/15/31(2)	737,072
596,518	Oakwood Mortgage Investors, Inc., (02-A-A3), 6.03%, due 05/15/24(2)	594,696
812,217	Oakwood Mortgage Investors, Inc., (98-A-M), 6.825%, due 05/15/28(2)	878,921
300,171	Oakwood Mortgage Investors, Inc., (98-D-A), 6.4%, due 01/15/29	306,101
626,903	Oakwood Mortgage Investors, Inc., (99-B-A4), 6.99%, due 12/15/26	671,357
688,385	Origen Manufactured Housing Contract Trust, (04-A-M2), 6.64%, due 01/15/35(2)	755,645
569,563	Origen Manufactured Housing Contract Trust, (05-A-M1), 5.46%, due 06/15/36(2)	598,305
1,810,000	Park Place Securities, Inc., (05-WCW1-M1), 0.605%, due 09/25/35(2)	1,800,025
623,666	Popular ABS Mortgage Pass-Through Trust, (05-3-AF4), 4.699%, due 07/25/35(2)	630,660
2,066,606	Residential Accredit Loans, Inc., (05-QA7-A1), 3.129%, due 07/25/35(2)(4)	1,645,531
1,472,094	Residential Accredit Loans, Inc., (05-QA8-CB21), 3.182%, due 07/25/35(2)(4)	1,228,963
1,184,250	Residential Accredit Loans, Inc., (06-QS1-A3), 5.75%, due 01/25/36(PAC)(4)	1,048,638
28,132,102	Residential Accredit Loans, Inc., (06-QS11-AV), 0.33%, due 08/25/36(I/O)(2)(5)	393,301

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–SEPTEMBER 30, 2014 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Collateralized Mortgage Obligations (Continued)

	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$13,691,862	Residential Accredit Loans, Inc., (06-QS6-1AV), 0.742%, due 06/25/36(I/O)(2)(5)	$439,228
2,627,098	Residential Accredit Loans, Inc., (06-QS8-A3), 6%, due 08/25/36(4)	2,121,537
30,720,620	Residential Accredit Loans, Inc., (07-QS2-AV), 0.317%, due 01/25/37(I/O)(2)(5)	424,238
31,076,019	Residential Accredit Loans, Inc., (07-QS3-AV), 0.326%, due 02/25/37(I/O)(2)(5)	453,373
745,603	Residential Accredit Loans, Inc., (07-QS6-A62), 5.5%, due 04/25/37(TAC)(4)	593,884
4,369,148	Residential Asset Securitization Trust, (07-A5-AX), 6%, due 05/25/37(I/O)(5)	918,189
87,149,501	Residential Funding Mortgage Securities, (06-S9-AV), 0.31%, due 09/25/36(I/O)(2)(5)	1,147,497
270,595	Residential Funding Mortgage Securities II, (01-HI3-AI7), 7.56%, due 07/25/26	275,509
4,614,000	Securitized Asset-Backed Receivables LLC Trust, (07-NC2-A2C), 0.375%, due 01/25/37(2)	2,689,014
985,799	Structured Adjustable Rate Mortgage Loan Trust, (05-20-1A1), 2.517%, due 10/25/35(2)(4)	742,891
916,406	Structured Adjustable Rate Mortgage Loan Trust, (07-9-2A1), 2.686%, due 10/25/47(2)(4)	725,887
1,144,987	Structured Asset Mortgage Investments, Inc., (07-AR6-A1), 1.615%, due 08/25/47(2)	1,031,544
1,000,000	Structured Asset Securities Corp., (05-WF4-M2), 0.585%, due 11/25/35(2)	938,025
189,692	UCFC Manufactured Housing Contract, (97-4-A4), 6.995%, due 04/15/29(2)	188,212
452,708	Vanderbilt Acquisition Loan Trust, (02-1-A4), 6.57%, due 05/07/27(2)	472,643
390,318	Vanderbilt Acquisition Loan Trust, (02-1-M1), 7.33%, due 05/07/32(2)	432,082
900,000	Vanderbilt Mortgage Finance, (02-C-A5), 7.6%, due 12/07/32(3)	947,934
3,145,515	WAMU Asset-Backed Certificates, (07-HE1-2A3), 0.305%, due 01/25/37(2)	1,808,641
730,000	Wells Fargo Home Equity Trust, (06-2-A3), 0.365%, due 01/25/37	478,516
1,500,000	Wells Fargo Home Equity Trust, (06-2-A4), 0.405%, due 07/25/36(2)	1,433,449
1,224,324	Wells Fargo Mortgage-Backed Securities Trust, (06-AR10-5A1), 2.612%, due 07/25/36(2)(4)	1,201,840
992,437	Wells Fargo Mortgage-Backed Securities Trust, (07-AR3-A4), 5.68%, due 04/25/37(2)(4)	983,195
642,801	Wells Fargo Mortgage-Backed Securities Trust, (08-1-4A1), 5.75%, due 02/25/38	679,676

	Total Residential Mortgage-Backed Securities—Non-Agency	137,396,119

	Total Collateralized Mortgage Obligations (Cost: $121,598,338)	147,349,327

	Bank Loans (0.3%)

	Telecommunications (0.3%)
946,938	Intelsat Jackson Holdings, Ltd. (Luxembourg), Term Loan, 4.995%, due 06/30/19(6)	933,563

	Total Bank Loans (Cost: $946,938)	933,563

	Corporate Bonds (9.3%)

	Airlines (1.7%)
474,194	America West Airlines, Inc. Pass-Through Certificates, (01-1), 7.1%, due 10/02/22(EETC)	525,170
1,731,002	Continental Airlines, Inc. Pass-Through Certificates, (00-2-A1), 7.707%, due 10/02/22(EETC)	1,952,786
505,184	Delta Air Lines, Inc. Pass-Through Certificates, (02-1G1), 6.718%, due 07/02/24(EETC)	588,540
1,000,000	JetBlue Airways Corp. Pass-Through Trust, (04-2-G2), 0.684%, due 05/15/18(EETC)(2)	984,000
725,692	US Airways Group, Inc. Pass-Through Certificates, (10-1A), 6.25%, due 10/22/24(EETC)	820,032

	Total Airlines	4,870,528

	Banks (2.3%)
2,000,000	Citigroup, Inc., 0.785%, due 08/25/36(2)	1,626,892
1,000,000	HBOS PLC (United Kingdom), (144A), 6%, due 11/01/33(1)	1,136,045
900,000	JPMorgan Chase Capital XXI, 1.189%, due 01/15/87(2)	776,250
1,000,000	JPMorgan Chase Capital XXIII, 1.234%, due 05/15/77(2)	815,000
650,000	Lloyds TSB Bank PLC (United Kingdom), (144A), 5.8%, due 01/13/20(1)	749,731

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–SEPTEMBER 30, 2014 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Corporate Bonds (Continued)

	Banks (Continued)
$908,000	Macquarie Bank, Ltd. (Australia), (144A), 6.625%, due 04/07/21(1)	$1,036,027
520,000	Royal Bank of Scotland Group PLC (United Kingdom), 6.125%, due 12/15/22	552,495

	Total Banks	6,692,440

	Commercial Services (0.1%)
275,000	Autopistas Metropolitanas de Puerto Rico LLC, (144A), 6.75%, due 06/30/35(1)	245,916

	Diversified Financial Services (0.6%)
2,000,000	General Electric Capital Corp., 0.714%, due 08/15/36(2)	1,734,020

	Electric (1.2%)
1,250,000	Astoria Depositor Corp., (144A), 8.144%, due 05/01/21(1)	1,340,625
1,000,000	FirstEnergy Transmission LLC, (144A), 4.35%, due 01/15/25(1)	1,011,188
2,250,000	Gabs Dynegy Danskamm, Series B, 7.67%, due 08/11/16(7)	—
910,965	Mirant Mid-Atlantic Pass-Through Certificates, Series C, 10.06%, due 12/30/28(EETC)	1,011,171

	Total Electric	3,362,984

	Engineering & Construction (0.6%)
700,000	Heathrow Funding, Ltd. (United Kingdom), (144A), 4.875%, due 07/15/23(1)	773,400
750,000	Sydney Airport Finance Co. Pty, Ltd. (Australia), (144A), 5.125%, due 02/22/21(1)	835,848

	Total Engineering & Construction	1,609,248

	Gas (0.6%)
1,500,000	Sabine Pass LNG, LP, (144A), 7.5%, due 11/30/16(1)	1,597,500

	Insurance (0.3%)
715,000	ZFS Finance USA Trust II, (144A), 6.45%, due 12/15/65(1)(2)	770,413

	Oil & Gas (0.2%)
500,000	Pacific Drilling V, Ltd., (144A), 7.25%, due 12/01/17(1)	503,750

	Real Estate (0.5%)
1,375,000	Post Apartment Homes, LP, 4.75%, due 10/15/17	1,494,375

	REIT (1.2%)
1,000,000	HCP, Inc., 2.625%, due 02/01/20	987,734
700,000	Healthcare Realty Trust, Inc., 5.75%, due 01/15/21	780,469
500,000	Healthcare Realty Trust, Inc., 6.5%, due 01/17/17	553,241
950,000	SL Green Realty Corp., 5%, due 08/15/18	1,024,446

	Total REIT	3,345,890

	Total Corporate Bonds (Cost: $23,983,287)	26,227,064

	Municipal Bonds (2.4%)
800,000	Arizona Health Facilities Authority, Revenue Bond, 0.967%, due 01/01/37(2)	717,120
1,000,000	California State, Build America Bonds, 7.95%, due 03/01/36	1,220,790
750,000	City of Chicago, Illinois, General Obligation Unlimited, 6.05%, due 01/01/29	774,855
1,000,000	City of New York, New York, Build America Bonds, 6.646%, due 12/01/31	1,192,490
1,200,000	Illinois State, Build America Bonds, 6.63%, due 02/01/35	1,313,712
765,000	Illinois State, General Obligation Bond, 4.35%, due 06/01/18	799,853

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–SEPTEMBER 30, 2014 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Municipal Bonds (Continued)
$800,000	New York City Water and Sewer System, Build America Bonds, 6.491%, due 06/15/42	$923,968

	Total Municipal Bonds (Cost: $6,651,688)	6,942,788

	Total Fixed Income Securities (Cost: $ 230,251,989) (90.3%)	255,970,394

Number of Shares	Convertible Preferred Stock
	Electric (0.3%)
16,500	AES Corp., $3.375	846,120

	Total Convertible Preferred Stock (Cost: $772,200)	846,120

	Common Stock
	Electric (0.3%)
3,559	Dynegy, Inc. (8)	102,713
11,293	Mach Gen, LLC (5)(8)	636,168

	Total Electric	738,881

	Total Common Stock (Cost: $ 1,320,396) (0.3%)	738,881

	Closed-end Fund
1,255	BlackRock Build America Bond Trust, 7.33%(9)	26,380

	Total Closed-end Fund (Cost: $ 23,229) (0.0%)	26,380

Principal Amount	Short Term Investment
	Repurchase Agreement (Cost: $27,463,124) (9.7%)
$27,463,124	State Street Bank & Trust Company, 0%, due 10/01/14, (collateralized by $260,000 Federal National Mortgage Association, 2.26%, due 10/17/22, valued at $249,999; $29,365,000 Federal Home Loan Mortgage Corp., 2.1%, due 10/17/22, valued at $27,764,842; Total Amount to be Received Upon Repurchase $27,463,124)	27,463,124

	U.S. Treasury Security (Cost: $967,971) (0.3%)
968,000	U.S. Treasury Bill, 0.03%, due 11/06/14(10)	967,971

	Total Short-Term Investments (Cost: $28,431,095) (10.0%)	28,431,095

	TOTAL INVESTMENTS (Cost $260,798,909) (100.9%)	286,012,870
	LIABILITIES IN EXCESS OF OTHER ASSETS (-0.9%)	(2,631,532)

	NET ASSETS (100.0%)	$283,381,338

Futures Contracts—Exchange Traded

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
BUY
145	S&P 500 E-mini Index Futures	12/19/14	$14,249,875	$(170,284)

SELL
10	10-Year U.S. Treasury Note Futures	12/19/14	$1,246,406	$10,321

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–SEPTEMBER 30, 2014 (UNAUDITED) (CONT’D)

Notes to Schedule of Investments:

(1)		Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At September 30, 2014, the value of these securities amounted to $71,966,321 or 25.4% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)		Floating or variable rate security. The interest shown reflects the rate in effect at September 30, 2014.
(3)		All or a portion of this security is segregated to cover open futures contracts.
(4)		A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(5)		Illiquid security.
(6)		Rate stated is the effective yield.
(7)		Security is currently in default due to bankruptcy or failure to make payment of principal or interest by the issuer. Income is not being accrued.
(8)		Non-income producing security.
(9)		Rate disclosed, the distribution yield, is as of September 30, 2014.
(10)		Rate shown represents yield-to-maturity.
ABS	-	Asset-Backed Securities
CLO	-	Collateralized Loan Obligation.
EETC	-	Enhanced Equipment Trust Certificate.
I/F	-	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	-	Interest Only Security.
PAC	-	Planned Amortization Class.
REIT	-	Real Estate Investment Trust.
TAC	-	Target Amortization Class.

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

Investments by Industry (Unaudited)	September 30, 2014

Industry	Percentage of Net Assets
Residential Mortgage-Backed Securities—Non-Agency	48.5%
Asset-Backed Securities	26.3
Residential Mortgage-Backed Securities—Agency	2.5
Municipal Bonds	2.4
Banks	2.3
Airlines	1.7
Electric	1.2
REIT	1.2
Commercial Mortgage-Backed Securities—Non-Agency	0.8
Diversified Financial Services	0.6
Electric	0.6
Engineering & Construction	0.6
Gas	0.6
Real Estate	0.5
Insurance	0.3
Telecommunications	0.3
Commercial Mortgage-Backed Securities—Agency	0.2
Oil & Gas	0.2
Commercial Services	0.1
Closed-end Fund	0.0 *
Short-Term Investments	10.0

Total	100.9%

*	Value rounds to less than 0.1% of net assets.

See accompanying Notes to Schedule of Investments.

Notes to Schedule of Investments (Unaudited)	September 30, 2014

Note 1 — Security Valuation:

Securities and derivative contracts traded on national exchanges, except those traded on the NASDAQ Stock Market, Inc. (“NASDAQ”), are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period. Securities traded on the NASDAQ are valued using the NASDAQ Official Closing Price, which may not be the last reported sales price. Other securities which are traded on the over-the-counter (“OTC”) market are valued at the mean of the current bid and asked prices as furnished by independent pricing services or by dealer quotations. Short-term debt securities with maturities of 60 days or less at the time of purchase are valued at amortized cost which approximates market value. Other short-term debt securities are valued on a marked-to market basis until such time as they reach a remaining maturity of 60 days, after which they are valued at amortized cost using their value as of the 61st day prior to maturity. S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. Securities for which market quotations are not readily available, including circumstances under which market quotations are not reflective of a security’s market value, are fair valued by the Advisor as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Directors.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“GAAP”), the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable and are obtained from independent sources. Bank loans are generally categorized in Level 2 of the fair value hierarchy.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Equity securities and closed-end funds. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized in Level 2 of the fair value hierarchy; if the discount is applied and significant, they are categorized in Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable.

Futures contracts. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. The value of the Fund’s futures contracts is marked daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. As such they are categorized in Level 1.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized in Level 2; otherwise the fair values are categorized in Level 3.

Restricted securities. Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

U.S. Government and agency securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

The following is a summary of the inputs used as of September 30, 2014 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$71,557,440	$2,960,212	$74,517,652
Collateralized Mortgage Obligations
Commercial Mortgage-Backed Securities—Agency	—	682,872	—	682,872
Commercial Mortgage-Backed Securities—Non-Agency	—	2,108,798	—	2,108,798
Residential Mortgage-Backed Securities—Agency	—	7,161,538	—	7,161,538
Residential Mortgage-Backed Securities—Non-Agency	—	132,913,303	4,482,816	137,396,119

Total Collateralized Mortgage Obligations	—	142,866,511	4,482,816	147,349,327

Bank Loans*	—	933,563	—	933,563
Corporate Bonds*	—	26,227,064	—	26,227,064
Municipal Bonds	—	6,942,788	—	6,942,788

Total Fixed Income Securities	—	248,527,366	7,443,028	255,970,394

Convertible Preferred Stock*	846,120	—	—	846,120
Common Stock*	738,881	—	—	738,881
Closed-end Fund	26,380	—	—	26,380
Short-Term Investments*	—	28,431,095	—	28,431,095

Total Investments	$1,611,381	$276,958,461	$7,443,028	$286,012,870

Asset Derivatives
Futures Contracts
Interest Rate Risk	10,321	—	—	10,321

Total	$1,621,702	$276,958,461	$7,443,028	$286,023,191

Liability Derivatives
Futures Contracts
Equity Risk	$(170,284)	$—	$—	$(170,284)

Total	$(170,284)	$—	$—	$(170,284)

*	See Schedule of Investments for corresponding industries.

The Fund did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the period ended September 30, 2014.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset- Backed Securities	Residential Mortgage-Backed Securities — Non- Agency	Total
Balance as of December 31, 2013	$3,869,947	$4,973,477	$8,843,424
Accrued Discounts (Premiums)	—	(544,371)	(544,371)
Realized Gain (Loss)	—	—	—
Change in Unrealized Appreciation	(95)	53,710	53,615
Purchases	718,739	—	718,739
Sales	(1,628,379)	—	(1,628,379)
Transfers in to Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—

Balance as of September 30, 2014	$2,960,212	$4,482,816	$7,443,028

Change in Unrealized Appreciation from Investments Still Held at September 30, 2014	$(58)	$53,710	53,652

(1)	The Fund recognizes transfers in and out at the beginning of the period.

Significant unobservable valuations inputs for Level 3 investments as of September 30, 2014, are as follows:

Description	Fair Value at 9/30/14	Valuation Techniques*	Unobservable Input	Range
Asset-Backed Securities	$2,960,212	Third-party Broker	Broker Quotes	$99.99 to 100
Residential Mortgage-Backed Securities - Non-Agency (Interest Only, Collateral Strip Rate Securities)	$3,564,627	Third-party Vendor	Vendor Prices	$1.014 to 3.349
Residential Mortgage-Backed Securities - Non-Agency (Interest Only Securities)	$918,189	Third-party Vendor	Vendor Prices	$21.015

*	The valuation technique employed on the Level 3 securities involves the use of third-party broker quotes and vendor prices. The Advisor monitors the third-party brokers and vendors using the valuation process described below.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Advisor with consent from the Pricing Committee in accordance with procedures established by the Board of Directors, and under the general oversight of the Board of Directors. The Pricing Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Pricing Committee reports to the Board of Directors at their regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Advisor, as part of the daily process, conducts back-testing of prices based on daily trade activities.

The Pricing Committee consists of the Fund’s President, Chief Compliance Officer and members of TCW Mutual Fund Administration, Legal and Compliance Departments as well as alternate members as may be designated from time to time. The Pricing Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

Derivative Instruments: Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

At September 30, 2014, the Fund had the following derivatives and transactions in derivatives, grouped in the following risk categories:

	Equity Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Asset Derivatives
Futures Contracts	$—	$10,321	$10,321

Total Value	$—	$10,321	$10,321

Liability Derivatives
Futures Contracts	$(170,284)	$—	$(170,284)

Total Value	$(170,284)	$—	$(170,284)

Notional Amounts(1)
Futures Contracts	145	10	155

(1)	Amount represents the number of contracts outstanding at the end of the period.

Futures Contracts: The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund used the S&P 500 Index futures to gain exposure to the equity market. The Fund also utilized Treasury futures during the year to help manage daily liquidity as well as interest rate duration and credit market exposure. Futures contracts outstanding at September 30, 2014 are listed in the Fund’s Schedule of Investments.

Swap Agreements: The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

The Fund may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market the value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss by the Fund upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended September 30, 2014, the Fund did not enter into such agreements.

Mortgage-Backed Securities: The Fund may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit (“REMIC”). CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal prepayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions: The Fund may enter into when issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. To guard against the deemed leverage, the Fund segregates cash or securities in the amount or value at least equal to the amount of these transactions.

Repurchase Agreements: The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreements (“MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Security Lending: The Fund may lend its portfolio securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend securities any time during the period ended September 30, 2014.

Note 2 — Federal Income Taxes:

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At September 30, 2014, net unrealized appreciation on investments for federal income tax purposes was as follows:

Unrealized Appreciation	$28,430,478
Unrealized (Depreciation)	(3,287,546)

Net Unrealized Appreciation	$25,142,932

Cost of Investments for Federal Income Tax Purposes	$260,869,938

Note 3 — Restricted Securities:

The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities at September 30, 2014.

Item 2.	Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and Chief Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a) Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)	/s/ David S. DeVito

David S. DeVito President and Chief Executive Officer

Date	November 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David S. DeVito

David S. DeVito President and Chief Executive Officer

Date	November 7, 2014

By (Signature and Title)	/s/ Richard M. Villa

Richard M. Villa Treasurer and Chief Financial Officer

Date	November 7, 2014